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EXHIBIT 32.2

THE PENN TRAFFIC COMPANY

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of The Penn Traffic Company (the "Company") on Form 10-K for the fiscal year ending February 2, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tod A. Nestor, Senior Vice-President Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TOD A. NESTOR
Tod A. Nestor Senior Vice President and Chief Financial Officer

April 16, 2008

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  EXHIBIT 32.2
THE PENN TRAFFIC COMPANY
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002